UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

T-3 Energy Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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T-3 Energy Services, Inc.
7135 Ardmore
Houston, Texas 77054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Houston time, on Thursday, May 29, 2008

Place	Gulf Coast Rooms I and II
Omni Houston Hotel Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business	1. Elect one member to Class I of the Board of Directors.

2. Approve an amendment and restatement of our 2002 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 to 3,000,000.

3. Transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date	April 16, 2008

Annual Report	The Annual Report for the year ended December 31, 2007, which is not a part of the proxy solicitation material, has been mailed along with this Notice and accompanying Proxy Statement.

Proxy Voting	Stockholders of record at the close of business on the Record Date may appoint proxies and vote their shares by signing, dating and mailing the enclosed proxy card in the envelope provided.

Stockholders whose shares are held by a broker, bank or other nominee may appoint proxies and vote as provided by that broker, bank or other nominee.

This Notice is being sent to holders of our common stock of record at the close of business on April 16, 2008. Each such holder has the right to vote at the meeting or any adjournment or postponement. The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for ten days before the meeting in our corporate office at 7135 Ardmore, Houston, Texas. The list will also be available during the meeting for inspection by the stockholders.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided. You may revoke your proxy at any time before its exercise. If present at the meeting, you may withdraw your proxy and vote in person.

By Order of the Board of Directors,

Richard M. Safier
General Counsel and Secretary
April 25, 2008

T-3 ENERGY SERVICES, INC.
PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 29, 2008

          This Proxy Statement and the accompanying proxy/voting instruction card are being furnished to stockholders of record of T-3 Energy Services, Inc. (“T-3 Energy” or “Company”) by the Company’s Board of Directors (the “Board”) in connection with its solicitation of proxies to be used at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held at 10:00 a.m. (Houston time) on Thursday, May 29, 2008 at the Gulf Coast Rooms I and II of the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079, or any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card contain information related to the Annual Meeting and was first mailed to stockholders on or about April 25, 2008 to all holders of record of our common stock, par value $0.001 per share, as of April 16, 2008. Shares of our common stock represented by proxies will be voted as described below or as specified by each stockholder. Any proxy given by a stockholder may be revoked at any time before the voting by delivering a written notice to our Secretary, by executing and delivering a subsequently dated proxy or by attending the meeting, withdrawing the proxy and voting in person.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING
Q.	Why am I receiving these materials?
A.	The Board is providing these proxy materials for you in connection with the Annual Meeting, which is scheduled to take place on Thursday, May 29, 2008. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q.	What information is contained in these materials?

A.	The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our most highly paid officers, and certain other required information. A proxy card and a return envelope are also enclosed.

Q.	What proposals will be voted on at the Annual Meeting?

A.	The two proposals scheduled to be voted on at the Annual Meeting are (1) the election of one member to Class I of the Board of Directors, and (2) the approval of an amendment and restatement of our 2002 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 to 3,000,000.

Q.	Which of my shares may I vote?

A.	All shares owned by you as of the close of business on the Record Date, April 16, 2008, may be voted by you. On that date, there were 12,470,676 shares of common stock outstanding and entitled to vote at the Annual Meeting. The shares owned by you include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some stockholders of T-3 Energy hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD: If your shares are registered directly in your name with T-3 Energy’s transfer agent, Mellon Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by T-3 Energy. As the stockholder of record, you have the right to grant your voting proxy directly to T-3 Energy or to vote in person at the Annual Meeting. T-3 Energy has enclosed a proxy card for you to use.

BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or other nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A.	You should follow the directions your broker provides in order to instruct your broker how you wish to vote. If your broker does not receive appropriate instructions from you, the broker may have authority to vote your shares held in street name with respect to the proposals. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include increases in authorized common stock under stock incentive plans. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary authority to vote the shares. As such, if you do not follow the directions your broker provides and instruct your broker how you wish to vote, your broker may exercise its discretion and vote in the election of our Class I director but may not vote on the amended and restated 2002 Stock Incentive Plan.

Q.	How can I vote my shares in person at the Annual Meeting?

A.	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, T-3 Energy recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. You are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

Q.	How can I vote my shares without attending the Annual Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in “street name,” when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q.	May I change my vote or revoke my proxy?

A.	If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by voting again prior to the meeting, by notifying the Secretary of T-3 Energy in writing prior to the meeting, or voting at the meeting.

Q.	Who will count the vote?

A.	An inspector of election will count the vote.

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Q.	What if I return my proxy card without specifying my voting choices?

A.	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q.	What does it mean if I receive more than one proxy or voting instruction card?

A.	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q.	What constitutes a quorum?

A.	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of T-3 Energy’s common stock is necessary to constitute a quorum at the meeting. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and “broker non-votes” also count towards the quorum.

Q.	What vote is required to approve each item?

A.	The one nominee for Class I Director will be elected by a plurality of the votes cast at the Annual Meeting. The nominee for election as a Class I Director at the Annual Meeting who receives the greatest number of votes cast for election by the stockholders will be elected as our Class I Director. The proposal to amend and restate the 2002 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting, in person or by proxy, and entitled to vote. Broker non-votes and abstentions will not affect the outcome of the election of directors. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Incentive Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Incentive Plan. If you hold your shares through a broker or nominee and you do not instruct them on how to vote on these proposals, the broker or nominee will have the authority to vote your shares in a manner of his choosing for the election of the Class I Director but may not vote for or against the amendment and restatement of our 2002 Stock Incentive Plan.

Q.	Does T-3 Energy know of any other matters that will be presented for consideration at the meeting?

A.	The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of the Stockholders and described in this Proxy Statement to be presented for consideration at the meeting.

Q.	What are T-3 Energy’s voting recommendations?

A.	The Board recommends that you vote your shares “FOR” the election of Gus D. Halas to Class I of the Board of Directors and “FOR” the amendment and restatement of our 2002 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance.

Q.	Where can I find the voting results of the Annual Meeting?

A.	T-3 Energy will announce preliminary voting results at the Annual Meeting and publish final results in T-3 Energy’s quarterly report on Form 10-Q for the second quarter of 2008.

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PROPOSAL ONE — ELECTION OF CLASS I DIRECTOR
          At the Annual Meeting, one Class I Director is to be elected to hold office until the third annual meeting of stockholders following their election.
          The persons named in the accompanying proxy card have been designated by the Board, as recommended by the Nominating Committee, and, unless authority is withheld, those persons intend to vote for the election of the nominee named below to the Board as Class I Director. Although the Board does not contemplate that the nominee will become unavailable for election, if such a situation arises before the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) that the Board nominates, as recommended by the Nominating Committee, or the size of the Board may be reduced accordingly. For information regarding ownership of common stock by the nominee and the other directors see “Other Information – Security Ownership of Certain Beneficial Owners and Management.” Certain information with respect to the director nominee, each director whose term of office will continue after the Annual Meeting, and each of the executive officers, is set forth below.

	Principal Position		Director
Name	with the Company	Age	Since
	Class I Director Whose Term (If Re-elected) Will Expire in 2011

Gus D. Halas	President, Chief Executive Officer and Chairman of the Board	57	2003

	Class II Directors Whose Term Will Expire in 2009

James M. Tidwell	Director	61	2001

Robert L. Ayers	Director	62	2007

Thomas R. Bates, Jr.	Director	58	2007

	Class III Director Whose Term Will Expire in 2010

Lisa W. Rodriguez	Director	47	2007
Nominee for Class I Director
          Gus D. Halas has served as President and Chief Executive Officer and as a director since May 1, 2003. He was elected Chairman of the Board on March 8, 2004. From August 2001 to April 2003, Mr. Halas served as President and Chief Executive Officer of Clore Automotive, Inc., a Lenexa, Kansas-based manufacturer and distributor of after-market auto parts and supplies. From January 2001 to May 2001, Mr. Halas served as President and Chief Executive Officer of Marley Cooling Tower Company, a manufacturer of evaporative water-cooling towers for generation, industrial refrigeration and HVAC markets throughout the world. From January 1999 to August 2000, Mr. Halas served as President of Ingersoll-Dresser’s Pump Services Group, a remanufacturer and service provider of centrifugal pumps. From September 1986 to January 1999, Mr. Halas spent his career in various management roles, most recently as Senior Vice President, Customer Support Services of Sulzer Industries, Inc., a manufacturer, remanufacturer and service provider of centrifugal pumps. Mr Halas is a director of Aquilex Corporation.
Approval
          The nominee for Class I Director will be elected by a plurality of the votes cast at the Annual Meeting. The one nominee for election as Class I Director at the Annual Meeting who receives the greatest number of votes cast for election by the stockholders will be elected as our Class I Director. Abstentions will not affect the outcome of the election of the Class I director. If you hold your shares through a broker or other nominee and you do not instruct

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them on how to vote on this proposal, the broker or other nominee may have the authority to vote your shares in a manner of his choosing.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEE FOR CLASS I DIRECTOR.
Other Directors
          James M. Tidwell has served as a director since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. Mr. Tidwell is currently Chief Executive Officer of WEDGE Group Incorporated, a privately owned investment company with holdings in manufacturing, hotels, commercial real estate and oilfield services. He was Executive Vice President and Chief Operating Officer of WEDGE from January 2007 through February 2008, and served as Vice President and Chief Financial Officer from January 2000 through January 2007. From August 1996 through June 1999, Mr. Tidwell served as Executive Vice President and Chief Financial Officer of Daniel Industries, Inc., and he served as President of Daniel Measurement & Control from July 1999 until January 2000. Before then, Mr. Tidwell served as Vice President and Chief Financial Officer of Hydril Co. from August 1992 until July 1996. Mr. Tidwell is a director of Chart Industries, Inc.
          Robert L. Ayers has served as a director since August 2007. Mr. Ayers was Senior Vice President of ITT Industries and President of ITT Industries’ Fluid Technology from 1999 until 2005. Mr. Ayers continued to be employed by ITT Industries from 2005 until his retirement in 2006, during which time he focused on special projects for ITT Industries. ITT Industries’ Fluid Technology manufactures a broad range of pumps, mixers, controls and treatment systems. Mr. Ayers originally joined ITT Industries in 1998 as President of ITT Industries’ Industrial Pump Group. Before joining ITT Industries, Mr. Ayers was President of Sulzer Industrial U.S.A. and Chief Executive Officer of Sulzer Bingham. Prior to that, Mr. Ayers had over 20 years of operating experience with Lanzagorta International, FMC Corporation, National Supply and Armco Inc. Mr. Ayers is a director of Watts Water Technologies Inc.
          Thomas R. Bates, Jr. has served as a director since August 2007. Mr. Bates is currently a Managing Director at Lime Rock Partners, a role he has held since 2001. Lime Rock Partners is an energy oriented private equity investment firm. Prior to joining Lime Rock Partners, Mr. Bates had 25 years of operating experience with Shell Oil, Inc., Schlumberger Ltd., Weatherford Enterra, Inc. and Baker Hughes, Inc. Mr. Bates is a director of NATCO Group, Inc. and Hercules Offshore, Inc.
          Lisa W. Rodriguez has served as a director since July 2007. Ms. Rodriguez is currently Senior Vice President and Chief Financial Officer of Hercules Offshore, Inc., a role she has held since March 2007. Preceding that, Ms. Rodriguez spent ten years at Weatherford International Ltd, where she most recently served as Senior Vice President and Chief Financial Officer. Prior to her appointment as Chief Financial Officer of Weatherford International Ltd. in 2002, Ms. Rodriguez held various positions in financial management, including Vice President of Accounting and Corporate Controller.
Other Executive Officers
          Keith A. Klopfenstein, 41, has served as Vice President of Operations since September 23, 2003. Mr. Klopfenstein joined us in May 2003 as Manager of Operations. From December 2002 to April 2003, Mr. Klopfenstein served as Vice President of Strategic Operations for Flow Products Inc., a manufacturer of pumps for the municipal, petroleum, industrial and chemical industries. From May 2001 to November 2002, he served as Vice President of Operations for Flow Products Inc. From October 1997 to May 2001, Mr. Klopfenstein was Manufacturing Manager at Tyco Valves & Controls, a manufacturer of valves and actuators for the municipal, industrial, commercial building and chemical industries. Before then, Mr. Klopfenstein held a variety of engineering and management positions with two subsidiaries of Keystone International, Inc.
          Michael T. Mino, 53, has served as Chief Financial Officer since April 19, 2005. Mr. Mino had served as Vice President and Corporate Controller since August 2002 and as our Vice President, Chief Financial Officer, Secretary and Treasurer from the consummation of the merger with IHI on December 17, 2001 until August 2002. From March 2000 until the merger, Mr. Mino served as Vice President and Chief Financial Officer of former T-3, which was acquired in the merger. From July 1997 until March 2000, he served as Chief Financial Officer, Secretary

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and Treasurer of Tulsa Industries, Inc., a manufacturer of oilfield equipment headquartered in Tulsa, Oklahoma. From July 1995 until July 1997, he served as Chief Financial Officer of Intellicard Communications, Inc., a privately held reseller of long distance services. Before then, Mr. Mino was in public accounting for eighteen years with PricewaterhouseCoopers L.L.P., the last six of which he served as a partner in the firm’s Business Assurance Division.
INFORMATION CONCERNING THE BOARD OF DIRECTORS
The Role of the Board
          In accordance with Delaware law, our operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies.
Independence of Directors
          The Board reviewed the independence of our directors during 2008. During this review, the Board considered transactions and relationships during prior years between each director or his affiliates and T-3 Energy and its subsidiaries, affiliates and investors. The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. As provided in the guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
          On April 23, 2007, Joseph R. Edwards resigned from his position as a director of the Company’s Board. On July 10, 2007, Stephen A. Snider resigned from his position as a director of the Company’s Board. On August 24, 2007, Michael W. Press, resigned from his position as a director of the Company’s Board. As a result of these resignations, along with the appointments of Messrs. Ayers and Bates and Ms. Rodriguez, the Board is now comprised of four independent directors out of a total of five directors, and has thus satisfied its requirement to maintain a majority of independent directors.
          On July 10, 2007, the Board appointed Ms. Rodriguez, and on August 23, 2007, the Board appointed Messrs. Ayers and Bates to serve on the Audit Committee, Compensation Committee and the Nominating Committee. The Audit Committee, Compensation Committee, and Nominating Committee were previously comprised of Messrs. Tidwell, Snider and Press. The Board has affirmatively determined that Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent of T-3 Energy and its management with respect to the Audit Committee, Compensation Committee and Nominating Committee as that term is used in Item 7(d)(3)(iv) of Schedule 14A and the NASDAQ’s listing standards.
Board and Committee Meeting Attendance and Compensation
          During 2007, the Board of Directors held 12 meetings. Each director attended 75% or more of the meetings held by the Board or meetings of Board committees of which they were a member during their tenure in 2007. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings, we encourage them to attend and historically they have done so. All of the then-appointed Board members attended the 2007 annual meeting of stockholders.
          During 2007, outside directors received an annual director fee of $30,000, an annual audit committee chairman fee of $6,000, an annual compensation committee chairman fee of $3,000, $2,000 for attendance at Board meetings and $1,000 for attendance at Board teleconference meetings, $1,000 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings.
          Options granted to Mr. Tidwell on January 3, 2007 have an exercise price equal to the closing price of the Company’s common stock on the date of grant as reported by the NASDAQ Global Market, vest over a three-year period, and expire 10 years after the effective date of the grant, subject to prior termination, all pursuant to the terms of the T-3 Energy Services, Inc. 2002 Stock Incentive Plan. Shares of restricted stock granted to Messrs. Ayers and Bates and Ms. Rodriguez, vest on May 29, 2008, subject to prior termination, pursuant to the terms of the T-3 Energy Services, Inc. 2002 Stock Incentive Plan.

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          The table below on non-management directors’ compensation includes the above compensation elements:

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or			Incentive Plan	Compensation	All Other
	Paid in Cash	Stock Awards (1)	Option Awards (1)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
James M. Tidwell	69,500	—	29,678	—	—	—	99,178

Lisa W. Rodriguez	35,500	2,995	—	—	—	—	38,495

Robert L. Ayers	26,450	2,243	—	—	—	—	28,693

Thomas R. Bates, Jr.	26,700	2,243	—	—	—	—	28,943

(1)	These columns represent the dollar amounts recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of restricted stock and stock options granted to each of the directors in 2007 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. Included in the option awards fair value amount are grants of 5,000 shares each on February 18, 2005, January 3, 2006 and January 3, 2007, with a grant date fair value of $3.45 per share, $5.20 per share and $9.22 per share, respectively. Included in the stock awards fair value amounts are grants of 2,438 shares on December 21, 2007, with a grant date fair value of $49.10 per share. For additional information on the valuation assumptions, refer to Note 13 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008. At December 31, 2007, the aggregate number of stock option awards outstanding for each non-management director was as follows: Mr. Tidwell, 30,000; Ms. Rodriguez, -0-; Mr. Ayers, -0-; and Mr. Bates, -0-. As of December 31, 2007, the number of shares of restricted stock that have not vested for each non-management director was as follows: Mr. Tidwell, -0-; Ms. Rodriguez, 976; Mr. Ayers, 731; and Mr. Bates, 731.
Committees of the Board of Directors
          Under delegated authority, various board functions are discharged by the standing committees of the Board of Directors. T-3 Energy’s standing committees during 2007 were the Audit Committee, the Compensation Committee and the Nominating Committee. The Board of Directors will consider adding additional standing committees from time to time.
The Audit Committee
          The Audit Committee held five meetings in 2007 and is currently comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Messrs. Snider and Press also served on the Audit Committee up until the time of their resignation from the Board. Under applicable Securities and Exchange Commission (“SEC”) rules and the NASDAQ’s listing standards, all of the foregoing members of the committee were independent. Mr. Tidwell served as Chairman of the Audit Committee until September 11, 2007. On September 11, 2007, the Board of Directors approved the appointment of Ms. Rodriguez as Chairman of the Audit Committee. The Board of Directors has determined that Ms. Rodriguez is an audit committee financial expert under the SEC rules and independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A.
Report of the Audit Committee
          The Audit Committee is comprised of four directors, independent and otherwise qualified as required by The NASDAQ Stock Market and the SEC, and operates under a written charter which was updated and approved by the Board of Directors in April 2004 and is reviewed at least annually by the committee. A copy of the Audit Committee charter is available at www.t3energyservices.com under “Corporate—Audit Committee Charter.”
          Management is responsible for the adequacy of the Company’s financial statements, internal controls and financial reporting processes. Ernst & Young, LLP, our independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices, and reliability of the financial reports of the Company. The functions of the Audit Committee are focused primarily on four areas:

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•	The quality and integrity of the Company’s financial statements;

•	The scope and adequacy of the Company’s internal controls and financial reporting processes;

•	The independence and performance of the Company’s independent registered public accounting firm; and

•	The Company’s compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.
          The principal functions of the Audit Committee include:
•	The selection of the independent registered public accounting firm, and approving the scope, timing and fees of the annual audit as well as any non-audit services to be provided by the independent registered public accounting firm;

•	Meeting with management and with the independent registered public accounting firm to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company’s financial and accounting personnel and resources;

•	Meeting with management and the independent registered public accounting firm to review the Company’s internal controls, including computerized information systems controls and security;

•	Reviewing the Company’s quarterly and annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, and earnings releases prior to filing;

•	Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•	Meeting with management to review compliance policies and programs, including the Company’s conflict of interest and ethical conduct policy;

•	Conferring independently with the independent registered public accounting firm in carrying out these functions; and

•	Providing oversight and direction to the Company’s internal audit department.

          To be in a position to accept the Company’s 2007 consolidated financial statements, the Audit Committee took a number of steps:
•	The Audit Committee approved the scope of the Company’s independent audit;

•	The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	The Audit Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and received management’s representation that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

•	The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, estimates and financial statements and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States; and

•	The Audit Committee discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the registered public accounting firm’s independence.

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          Based upon the above reviews and discussions with management and Ernst & Young LLP, and the committee’s review of the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee has approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.
          The members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect to independent registered public accounting firm independence. Members of our Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with the standards of the Public Company Oversight Board (United States) or that Ernst & Young LLP is in fact “independent.”
          This report has been furnished by the members of our Audit Committee.

AUDIT COMMITTEE,
Lisa W. Rodriguez, Chairman
James M. Tidwell
Robert L. Ayers
Thomas R. Bates, Jr.
The Compensation Committee
          The Compensation Committee of the Board of Directors sets the compensation for executive personnel of the Company and administers the Company’s 2002 Stock Incentive Plan and other compensation plans. The Compensation Committee is currently comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Messrs. Snider and Press also served on the Compensation Committee up until the time of their resignation from the Board, with Mr. Snider serving as Chairman. On September 11, 2007, the Board appointed Mr. Ayers as Chairman of the Compensation Committee. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. The committee held eight meetings in 2007. The Compensation Committee operates under a written charter which is available at www.t3energyservices.com under “Corporate—Compensation Committee Charter.”
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
          Our Compensation Committee is currently comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. None of these individuals has served as our officer or employee, and there are no compensation committee interlocks with our executive officers.
The Nominating Committee
          The Nominating Committee of the Board of Directors is charged with evaluating and recommending candidates for election as directors, making recommendations concerning the size and composition of the Board of Directors and assessing the effectiveness of the Board of Directors. The Nominating Committee operates under a written charter which is available at www.t3energyservices.com. The Nominating Committee is currently comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez, with Mr. Tidwell serving as Chairman. Messrs. Snider and Press also served on the Nominating Committee up until the time of their resignation from the Board. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. The committee held one meeting in 2007.

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          In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the Nominating Committee will consider whether the candidate possesses high professional ethics and values, relevant management and/or operational experience, and a commitment to enhancing stockholder value. The Nominating Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.
          Our Bylaws provide that nominations for the election of directors may be made by any stockholder who is a stockholder of record at the time of giving of notice described below; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on T-3 Energy’s books, of such stockholder and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such person.
Communicating with the Board of Directors
          Stockholders wishing to communicate with one or more directors, or the Board as a whole, may do so in writing addressed to the director(s) or the Board and sent to the Corporate Secretary, T-3 Energy Services, Inc., 7135 Ardmore, Houston, Texas 77054.
          In addition, stockholders may communicate with directors by calling a hotline or via the Internet. Information concerning the hotline and website are available on the Company’s website at www.t3energyservices.com. All reports are sent directly to the Audit Committee Chairman, Ms. Rodriguez, who is responsible for informing the other members of the Board of relevant issues.
Code of Ethics
          We have adopted a Senior Executive Ethics Policy that applies to our President and Chief Executive Officer, Chief Financial Officer, Vice President of Operations, Director of Human Resources, Vice Presidents, and General Managers of operating units. The Senior Executive Ethics Policy is available in the Investor Relations section of our website at www.t3energyservices.com. We intend to post amendments to, or waivers of, the Senior Executive Ethics Policy (to the extent applicable to our Chief Executive Officer or Chief Financial Officer) at this location on our website.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
          The Compensation Committee of our Board of Directors (the “Compensation Committee”) oversees our compensation program. Our compensation program includes programs that are designed specifically for: (i) the executives named in the Summary Compensation Table (collectively, the “Named Executive Officers”) and (ii) our Senior Managers (our “Senior Managers” and, together with our Named Executive Officers, our “Executive Managers”). Our executive compensation program is designed primarily to incentivize our Executive Managers to enhance our profitability and consistently build stockholder value. The following Compensation Discussion and Analysis explains how the Compensation Committee has structured our executive compensation program to achieve this objective.

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Objectives of Our Executive Compensation Program
          Our executive compensation program is broadly focused on achieving three objectives:
•	Attraction;

•	Retention; and

•	Alignment of our Executive Managers’ interests with the interests of our stockholders.
          Each element of our executive compensation program is intended to further at least one of these three objectives. In most instances, we have overlapping reasons for our compensation polices and decisions. For example, our goal of maintaining base salaries at competitive levels relative to those paid by companies in the oilfield services and equipment manufacturing industry (the “Peer Group”) serves to both attract and retain our Executive Managers. Similarly, the granting of long-term equity incentive awards to our Executive Managers, serves not only to align the interests of our Executive Managers with the interests of our stockholders, but also serves to attract and retain prospective and existing Executive Managers who desire to share in our success and reap the rewards of equity compensation over the long-term. The Compensation Committee has adopted the following guidelines for making its compensation decisions:
•	Provide a competitive total compensation package that enables us to attract and retain key Executive Managers;

•	Integrate all compensation programs with our annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives; and

•	Provide variable compensation opportunities that are directly linked to our performance and that align executive remuneration with the interests of stockholders.
          Ultimately, our Executive Managers’ total compensation is determined in accordance with our pay-for-performance philosophy. As part of this philosophy, the Compensation Committee carefully determines the percentage mix of compensation it thinks is appropriate for each of our Executive Managers. This is not a mechanical process, and the Compensation Committee uses its judgment and experience, as well as input from our President and Chief Executive Officer, to determine the appropriate mix of compensation for each individual. To accomplish this goal, the Compensation Committee uses the tools described below to guide its compensation decisions.
Setting Executive Compensation
          The Role of the Compensation Committee
          The Compensation Committee oversees our compensation benefit plans and policies, administers our 2002 Stock Incentive Plan and other compensation plans (including reviewing and approving equity grants to all Executive Managers) and reviews and approves annually all compensation decisions relating to our Executive Managers. The Compensation Committee is empowered by the Board of Directors and by the Compensation Committee’s Charter to make all the decisions regarding compensation for our Executive Managers without ratification or other action by the Board of Directors. The Compensation Committee is authorized to make incentive equity awards under the 2002 Stock Incentive Plan to key employees, including our Executive Managers. Although the incentive equity awards are not based on any one criterion, the Compensation Committee will direct particular attention to management’s ability to implement our growth strategy.
          Consistent with applicable NASDAQ Stock Market, LLC, Securities and Exchange Commission (“SEC”) and Internal Revenue Code of 1986, as amended (the “Tax Code”) regulations, the Compensation Committee is comprised of at least three “independent,” “non-employee” and “outside” members of the Board of Directors. As of the date of this Proxy Statement, the Compensation Committee consists of four directors meeting these standards. The Nominating Committee recommended the appointment of these directors after determining that they had the required knowledge and skills to accomplish the scope of responsibilities set out in the Compensation Committee’s Charter.

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          The Compensation Committee has the authority to secure services for executive compensation matters, legal advice, or other expert services, both from within and outside the Company. In his role as Chairman of the Compensation Committee, Mr. Robert L. Ayers sets the Compensation Committee’s meeting agendas, meeting times and calendar, to make sure that all appropriate compensation matters are included on the agendas for Compensation Committee meetings. In addition, the Compensation Committee members speak frequently with each other concerning compensation matters outside of the regularly scheduled Compensation Committee meetings.
          The Compensation Committee has not delegated any authority to act on behalf of the Compensation Committee to any other committee of the Board of Directors or to any member of our management.
          Compensation Committee Charter
          The Compensation Committee’s Charter was prepared by the Compensation Committee and approved by the Board of Directors. The full text of the Compensation Committee Charter is posted on our website at www.t3energy.com, under “Corporate – Compensation Committee Charter.”
          The Role of Executive Managers
          Our Executive Managers play an important role in the compensation-setting process. The most significant aspects of our Executive Managers’ involvement in this process are:
•	preparing materials in advance of Compensation Committee meetings for review by the Compensation Committee members;

•	evaluating employee performance;

•	establishing our business goals in conjunction with the Board; and

•	recommending the compensation arrangements and components for our employees, excluding our Named Executive Officers.
          Additionally, at the request of the Compensation Committee, our President and Chief Executive Officer and our General Counsel and Secretary attend certain meetings and work sessions of the Compensation Committee.
          Our President and Chief Executive Officer is instrumental to this process. Specifically, our President and Chief Executive Officer assists the Compensation Committee in:
•	evaluating Executive Manager performance;

•	providing background information regarding our business goals; and

•	recommending the compensation arrangements and components for our Executive Managers, other than himself.
          The compensation of our Executive Managers is reviewed annually. Historically, the base salary reviews occurred in the fourth quarter for base salaries changes effective in the subsequent year, whereas the annual incentive bonus awards and long-term equity incentive awards were reviewed in the first quarter of the subsequent year. For 2008, the reviews for all of these components of executive compensation took place in the first quarter of 2008. The Executive Managers’ compensation, other than the President and Chief Executive Officer, is recommended to the Compensation Committee by our President and Chief Executive Officer. At that time, the Compensation Committee will meet in a private session to determine the amounts and mix of the President and Chief Executive Officer’s compensation as well as review the recommendations of our President and Chief Executive Officer with respect to the other Executive Managers’ compensation. The Compensation Committee considers the recommendations of our President and Chief Executive Officer as one factor, in addition to the other factors described in this Compensation Discussion and Analysis, in setting our Executive Manager and other employee compensation. Any material changes to our Named Executive Officers’ compensation have been filed with the SEC on Form 8-K.

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          The Role of Compensation Consultants
          In December 2007, the Compensation Committee engaged Stone Partners, Inc. (“Stone Partners”) as its independent compensation consultant. In 2007, prior to this engagement, the Compensation Committee did not retain a compensation consultant. The Compensation Committee directs, and works extensively with, Stone Partners to assess Peer Group executive officer compensation data and compare it with our compensation arrangements.
          The Company has not engaged, and will not engage, Stone Partners to advise us on any compensatory issues (or any other matters) other than those issues authorized by the Compensation Committee.
          At the instruction of the Compensation Committee, the independent compensation consultant works with our Director of Human Resources to gather our data necessary to create a meaningful comparison with the Peer Group data. Any contact between our Executive Managers and Stone Partners must be approved by the Compensation Committee.
          Use of Peer Group Comparisons Overview of Executive Compensation Program
          Salaries for our Executive Managers are intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals who the Board of Directors regards as adequately performing the duties associated with the various Executive Manager positions. The Compensation Committee reviews the composition of the Peer Group at the beginning of each calendar year and any additions or deletions are made in the Peer Group as appropriate. In compiling the Peer Group, the Compensation Committee looks for companies that have sufficiently similar operational characteristics to provide a reasonable basis for comparison. Although the Compensation Committee does not attempt to specifically tie Executive Manager salaries to those offered by any particular members of the Peer Group or the Peer Group itself, the review provides a useful gauge in administering our salary policy.
          The companies comprising the Peer Group for 2007 were:
•	Cameron International Corporation;

•	Hydril Corporation;

•	National Oilwell Varco, Inc.;

•	Oil States Industries, Inc.; and

•	Weatherford International Ltd.
          In addition, the Compensation Committee reviewed executive compensation data provided in the Pearl Meyer Houston Area Manufacturer Survey participants, primarily oilfield services related.
          For the first quarter of 2008, Stone Partners was instructed to benchmark executive positions, to review general trends relating to executive compensation in the oilfield services industry, and to review the operation of our incentive plans. The Compensation Committee reviewed several sources as a reference for determining competitive total compensation packages. These sources included published data from Watson Wyatt Top Management, William M. Mercer-Energy, and Stone Partner’s Executive Oilfield Manufacturing and Services Industry compensation surveys. Watson Wyatt’s survey included 2,567 U.S. companies, 154 of which are in the Utilities and Energy industry. Mercer’s survey included 184 companies in the energy industry. Both Watson Wyatt (national survey data) and Mercer-Energy (industry survey data) are nationally known, highly respected sources for data. Stone Partner’s survey (available to participants only and another industry survey) included 57 oilfield manufacturing and service companies; 2007 was the 11th year of publication for this survey. Where possible, survey results are adjusted to reflect our size, based on annual revenue and industry. In addition, the Compensation Committee reviewed proxy statement data from a revised peer group of companies. The peer group listed above (with the exception of Hydril which has been acquired by Tenaris) remains a reference because their divisional operations compete with ours. Currently, our industry peer group consists of the following companies:

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•	Atwood Oceanics, Inc.

•	Basic Energy Services, Inc.

•	Cal Dive International Inc.

•	Core Laboratories N V

•	Dril-Quip, Inc.

•	ENGlobal Corp.

•	Gulf Island Fabrication, Inc.

•	Gulfmark Offshore, Inc.

•	Ion Geophysical Corp.

•	Lufkin Industries, Inc.

•	NATCO Group, Inc.

•	Newpark Resources, Inc.

•	Petroleum Development Corp.

•	Superior Offshore International, Inc.

•	Superior Well Services, Inc.

•	Tesco Corp.

•	W-H Energy Services, Inc.
          These companies were selected because of similarities we share, including a common industry (oilfield services) and similar levels of market capitalization, assets and revenue.
          The compensation consultant benchmarked the 25th, 50th and 75th percentiles for the data sources mentioned above to gain an understanding of Peer Group competitive pay practices. The industry peer group, industry surveys and national survey data are equally weighted, considered for each element of compensation.
          In 2008, the Compensation Committee reviewed a summary report prepared by Stone Partners outlining base, annual incentive and long-term incentive compensation for each Executive Manager. The overall purpose of the report is to bring together all of the elements of actual and targeted compensation of our Executive Managers so that the Compensation Committee can analyze both the individual elements of compensation (including the compensation mix) as well as the aggregate total amount of actual and targeted compensation.
          The Compensation Committee reviewed the report for 2007 compensation in March 2008 and determined that the annual compensation amounts for our Executive Managers remained consistent with the Compensation Committee’s expectations after making modifications discussed below and with the overall objectives of our executive compensation program.
Components of Executive Compensation
          The Compensation Committee believes that compensation paid to our Executive Managers, should be both competitive with the Peer Group and closely aligned with our performance on both a short-term and long-term basis. Our Executive Manager compensation program is also designed to assist us in attracting and retaining Executive Managers critical to our long-term success. In addition, our Executive Manager compensation is structured to ensure

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that a significant portion of the compensation is directly related to our stock performance, financial results and operating results that directly and indirectly influence stockholder value. To that end, the Compensation Committee believes that our Executive Manager compensation program should consist principally of the following components:
•	Base salary;

•	Performance based annual cash bonuses (“Annual Incentive Bonus Awards”);

•	Discretionary cash bonuses;

•	Long-term equity incentive awards; and

•	Retirement, perquisites and other benefits.
          Base Salary
          The Compensation Committee reviews the salaries of our Executive Managers (a) on an annual basis, (b) at the time of a promotion or changes in responsibilities and (c) when market conditions warrant. Our goal is to set base salaries for our Executive Managers at levels that are competitive with our Peer Group for the skills and requirements of similar positions. Increases in salaries of our Executive Managers are based on an evaluation of (i) the President and Chief Executive Officer’s recommendations (for Executive Managers other than himself), (ii) the complexity of their respective positions and specific technical experience required, (iii) experience and tenure, (iv) the amount of compensation relative to the performance of Peer Group, (v) competitive market conditions and (vi) internal consistency between Executive Managers. Decisions for base salaries were made by the Chief Executive Officer for the other Executive Managers during the fourth quarter of 2007 and reviewed by the Compensation Committee during the first quarter of 2008.
          For the year ended December 31, 2007, approximately 12% to 50% of each Named Executive Officer’s total compensation was comprised of base salary.
          Performance-Based Annual Incentive Bonus Awards
          Consistent with our pay-for-performance philosophy, we use an annual cash bonus plan to motivate and reward our Executive Managers for achieving certain specified company earnings targets and other performance criteria. The Annual Incentive Bonus Awards are paid to each Executive Manager upon the achievement of certain performance criteria. The performance criteria applicable to our Named Executive Officers are discussed more fully below. Historically, our President and Chief Executive Officer developed the performance criteria, weighting and performance achievement levels to be used for the Annual Incentive Bonus Awards for our Executive Managers, other than himself. The Compensation Committee reviewed and approved these performance criteria. The Compensation Committee developed the performance criteria, weighting and performance achievement levels to be used for the Annual Incentive Bonus Awards for our President and Chief Executive Officer. For 2007, the Compensation Committee established the performance criteria for our President and Chief Executive Officer similar to those applicable to our other Named Executive Officers. For 2007, the performance criteria were generally based upon either industry standards or our annual business plan (the “Annual Business Plan”). Our Annual Business Plan is a forecast of expected business results for the applicable year based upon certain assumptions made by our management. The Annual Business Plan is reviewed by the Compensation Committee during the fourth quarter before the beginning of the year and then refined and approved by the Board of Directors at their fourth quarter meeting. The Compensation Committee believes that the performance criteria, taken together, are objective indicators of our overall performance.
          For 2008, the Compensation Committee has developed the performance criteria to be used for the Annual Incentive Bonus Awards for the Named Executive Officers, reviewed this performance criteria with Stone Partners, and then discussed the performance criteria with our President and Chief Executive Officer. The Compensation Committee has established the criteria, weighting and performance achievement levels necessary to calculate payouts under the Annual Incentive Bonus Awards based upon payout percentages established for each Named Executive Officer.

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          The Annual Incentive Bonus Awards for our Executive Managers are paid during the first quarter of each year. The payment of Annual Incentive Bonus Awards within this time frame allows us to deduct for tax purposes the amounts accrued under generally accepted accounting principles for the recently completed calendar year period.
          Annual Incentive Bonus Awards are determined as a percentage of each Executive Manager’s base salary paid during the year. This target payout is established through an analysis of annual incentive compensation for comparable positions in the Peer Group and is intended to provide a competitive level of compensation when our Executive Managers achieve the performance criteria approved by the Compensation Committee. Our annual incentive bonus awards are structured such that when our performance objectives are met or exceeded, total cash compensation will be at or above the normal market range, and when our performance objectives are not achieved, total cash compensation will be below the normal market range.
          The three performance criteria selected with respect to the Annual Incentive Bonus Awards for 2007 for our Named Executive Officers are shown in the table below, together with the target levels of achievement with respect to each criterion.

	Unit of	Actual	2007 Performance Levels			Actual
Criterion	Measurement	for 2006	Threshold	Target	Maximum	for 2007
EBIT	$ millions	$28.8	$34.4	$43.1	$51.7	$41.4
Adjusted net working capital days	number of days	57	67	56	45	79
TRIR	number of incidents	N/A	N/A	2.5	N/A	2.0
          The first criterion the Compensation Committee approved for 2007 was EBIT. EBIT is calculated by adding back interest expense, interest income and other income (expense) to income from continuing operations before provision for income taxes. The Compensation Committee approved this criterion to measure our ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the EBIT measure was appropriate because it is an important indicator of the operational and financial strength of our business and captures our ability to adapt to the impact of changing costs. The threshold performance level was met for the EBIT criterion during 2007.
          The second criterion the Compensation Committee approved for 2007 was adjusted net working capital days. Adjusted net working capital days is defined as adjusted net working capital divided by the trailing three months revenue annualized which is then multiplied by 365 days. Adjusted net working capital is calculated as current assets, excluding cash, taxes and notes receivable, less current liabilities, excluding debt and taxes. The Compensation Committee approved this criterion to measure our ability to maximize our cash flows primarily through the collection of accounts receivable and the turning of inventory. The performance levels for the adjusted net working capital days were not met for 2007.
          The final criterion the Compensation Committee approved for 2007 was the total recordable incident rate (“TRIR”). TRIR is a measure of a company’s safety performance. TRIR is calculated by multiplying the number of recordable incidents by 200,000 (the average number of hours worked by an employee per year multiplied by 100) which is then divided by the actual number of hours worked. The Compensation Committee approved this criterion in order to emphasize the importance that the Company places on the safety and well being of its employees. The target performance level was met for the TRIR criterion during 2007.
          The Compensation Committee also approved the following formulas to weight each performance criterion for payout amounts for our President and Chief Executive Officer:
•	70% based on EBIT performance;

•	25% based on adjusted net working capital days performance; and

•	5% based on TRIR performance.

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     For the other Named Executive Officers the weighted formula was:
•	60% based on EBIT performance;

•	25% based on adjusted net working capital days performance;

•	5% based on TRIR performance; and

•	10% based on other specific projects performance.
          The other specific projects performance criterion for 2007 was the successful implementation of the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. This performance level was met for 2007.
          In addition to selecting the performance criteria and their weighted average for each Named Executive Officer, the Compensation Committee approved the respective performance payout percentages for each of our Named Executive Officers as shown in the table below. In determining these payout percentages, the Compensation Committee attempted to ensure that the payouts provided meaningful incentives to each of our Named Executive Officers. The Compensation Committee’s policy is to determine the Annual Incentive Bonus Awards for each year during the first quarter of the following year based upon our performance with respect to the performance criteria established by the Compensation Committee. In reviewing the achievements of our Named Executive Officers for 2007, the Compensation Committee awarded the actual annual incentive payout percentages, as shown in the table below.

	Annual Incentive Payout % of Salary
				Actual
				Payment %
	Threshold	Target	Maximum	for 2007
President and Chief Executive Officer	50%	100%	150%	40%
Chief Financial Officer	17.5%	35%	52.5%	16%
Vice President of Operations	17.5%	35%	52.5%	16%
          Changes for 2008 for Annual Incentive Bonus Awards
          The Compensation Committee has established the following performance criteria for 2008 for our Named Executive Officers:
•	Net Income (75% weighting)

•	Return on Capital Employed (25% weighting)
          The first criterion, Net Income, is derived directly from our audited financial statements. The Compensation Committee has determined that this financial measure is more all inclusive than EBIT. Net Income takes into consideration tax planning and financing decisions which the Named Executive Officers participate in making.
          The second criterion is Return on Capital Employed, which is determined by taking 2008 income from operations divided by Capital Employed (defined as total stockholders’ equity plus debt less cash) at December 31, 2008. The Compensation Committee selected this criterion to measure our ability to achieve the income results targeted by our Annual Business Plan while also managing our capital employed. This measure points to the efficiency of our earnings.
          Net working capital days and TRIR are no longer performance criteria for our Named Executive Officers as we wanted to focus on financial measures.
          These targets were chosen because they are consistent with our annual and long-term business objectives and strategy. The potential for greater (or lesser) amounts of incentive compensation is intended to motivate participants to achieve these goals and to not reward participants if these goals are not achieved. The Compensation

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Committee established performance targets consistent with our 2008 annual business objectives. Low target performance is achieved if performance results are 85% of target, and high target performance is achieved if performance results are 115% of target. We do not disclose our specific performance goals incorporated into our annual bonus plans because we believe it would reveal sensitive information and cause competitive harm to our business. In general the Committee feels that there is approximately a 50% probability of achieving target performance, an 80% probability of achieving low target performance, and a 20% probability of achieving high target performance. The Compensation Committee reserves the right to modify these targets throughout the year to adjust for acquisitions or other significant changes in circumstances.
          The amount of bonus compensation is based on a percentage of the Named Executive Officers’ salaries as outlined below and is weighted between the two criterion with a majority of the allocation weighted to the Net Income target. Each of the above criterion has a range with a threshold performance level, a target performance level, and a maximum performance level, and straight line interpolation is used to determine the incentive compensation between threshold and target, and target and maximum. Thus, these percentages can vary, and it is possible for an officer to obtain incentive compensation greater (or lesser) than the targeted levels. In no case will any incentive award amount be earned for performance below the threshold performance level.
          In addition, the Compensation Committee approved, after reviewing Peer Group data with Stone-Partners, the respective performance payout percentages for each of our Named Executive Officers. In determining these payout percentages, the Compensation Committee attempted to ensure that the payouts provided meaningful incentives to each of our Named Executive Officers. For 2008, the Annual Incentive Bonus Awards as a percentage of base salaries is as follows:

	Annual Incentive Payout % of Salary
	Threshold	Target	Maximum
President and Chief Executive Officer	50%	100%	150%
Chief Financial Officer	20%	40%	60%
Vice President of Operations	20%	40%	60%
          Discretionary Cash Bonuses
          In addition to Annual Incentive Bonus Awards, the Compensation Committee is empowered to award discretionary cash bonuses to each of our Executive Managers. In March 2008, the Compensation Committee awarded discretionary cash bonuses of $300,000 and $16,776, respectively, to Gus Halas, our President and Chief Executive Officer, and to Keith Klopfenstein, our Vice President of Operations, respectively. These bonuses were made in recognition of their unique contributions in 2007 to our business.
          Long-Term Equity Incentive Compensation
          The Compensation Committee believes that equity compensation is an important element of our compensation philosophy for our Executive Managers. To align the compensation of our Executive Managers with the attainment of our business goals and an increase in stockholder value, we award long-term equity incentive grants to our Executive Managers as part of our total compensation package. Consequently, we may provide a variety of long-term equity incentive awards under our 2002 Stock Incentive Plan to our employees, including:
•	Restricted stock awards;

•	Restricted stock units;

•	Incentive stock options;

•	Non-statutory stock options; and

•	Stock-settled stock appreciation rights (“SARs”).
          In February 2007 and September 2007, the Compensation Committee approved the award of stock options to our Executive Managers and stock options and shares of restricted stock to our President and Chief Executive

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Officer, respectively. In general, the grant of equity incentive awards to our Executive Managers is based, in part, on our performance in the prior year relative to the Peer Group and the total compensation paid to comparable executive managers at the Peer Group companies. In addition, each Executive Manager is compared to the most closely comparable executive manager positions within the Peer Group as to (i) the relative complexity of the positions, (ii) relative experience and tenure, (iii) the amount of compensation relative to the performance of the respective Peer Group company, (iv) competitive market conditions and (v) relative value of the position, as determined by the Compensation Committee in relation to its impact on our success.
          The amounts of the awards were determined by the Compensation Committee based on the specific design of our overall compensation plan with respect to the types of awards granted, as well as individual performance and our financial performance. When determining the appropriate combination of stock options and shares of restricted stock, the Compensation Committee’s goal is to weigh the cost of these grants with their potential benefits as a compensation tool. The Compensation Committee believes that providing grants of stock options or restricted stock effectively balances our objective of focusing the Executive Managers on delivering long-term value to our stockholders with our objective of providing value to the Executive Managers with the equity awards. Vesting of these awards is intended to facilitate retention. Consequently, our stock option grants typically vest 33% per year over a three-year period. During 2007, 30,000 stock options were granted to our President and Chief Executive Officer, pursuant to the terms of his Employment Agreement entered into on September 14, 2007. The agreement also provides for two additional 30,000 stock option grants, to be granted on September 14, 2008 and 2009, respectively, provided Mr. Halas remains employed with us through these dates. . During 2007, 10,000 shares of restricted stock were granted to our President and Chief Executive Officer, pursuant to the terms of his Employment Agreement entered into on September 14, 2007. The agreement also provides for two additional 10,000 restricted share grants, to be granted on September 14, 2008 and 2009, respectively, provided Mr. Halas remains employed with us through these dates. For a description of Mr. Halas’ employment agreement, please read “Other Potential Post-Employment Payments.”
          The Compensation Committee believes awards of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other types of incentive awards more completely align management’s interests with our interests and those of our stockholders, while increasing our ability to retain key members of our management team.
          The long-term equity incentive grants awarded to our Named Executive Officers are set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table. For the year ended December 31, 2007, approximately 34% to 38% of each Named Executive Officer’s total compensation was comprised of long-term equity incentive grants.
          Retirement, Perquisites and Other Personal Benefits
          We provide our Executive Officers with retirement, perquisites and other personal benefits that the Compensation Committee determines are reasonable and consistent with our overall compensation philosophy. The Compensation Committee believes that these perquisites are consistent with those provided to executive officers of the Peer Group, are an important factor in retaining our Executive Officers and are in accordance with general compensation practices in our industry.
•	Retirement. The 401(k) Plan is a tax-qualified retirement savings plan pursuant to which all of our full-time employees, including our Executive Managers, are eligible to contribute the lesser of up to 50% of their annual salary or the limit prescribed by the IRS to the 401(k) Plan on a before-tax basis. In addition, participants age 50 or above may contribute additional before-tax amounts up to the annual catch-up contribution limit determined by the IRS, and any participant may contribute rollover amounts from certain other qualified plans. Participants may also receive matching contributions, payable in cash, in an amount of up to the greater of 3% of eligible compensation, or $6,600 for 2007 and for 2008.

•	Health and Welfare Benefits. We provide our Named Executive Officers with medical, dental, disability insurance and life insurance to meet their health and welfare needs. This is a fixed component of compensation and the benefits provided are the same or comparable to all of our full-time employees.

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•	Vehicle Allowance. Certain of our Named Executive Officers are provided a vehicle, or the economic equivalent. For the year ended December 31, 2007, Mr. Halas and Mr. Mino received annual vehicle allowances of $12,000 and $11,465, respectively. These amounts have not changed since the effective dates of their employment agreements and were determined based upon market levels of our Peer Group at that time. We provide this benefit in order to be competitive with our Peer Group and for the long-term retention of these officers.

•	Club Dues. Certain of our Named Executive Officers are reimbursed for club dues. For the year ended December 31, 2007, Mr. Halas and Mr. Mino were reimbursed $5,212 and $4,111, respectively. We provide this benefit in order to be competitive with our Peer Group and for the long-term retention of these officers in order to achieve our goals.
Allocation Among Types of Compensation
          For 2008, the Compensation Committee has set target allocations for the different components of compensation (i.e. base salary, Annual Incentive Bonus Awards and long-term equity incentive compensation. For the Named Executive Officers at target levels, approximately 30% will be base salary, approximately 20% will be Annual Incentive Bonus Awards, and approximately 50% will be long-term incentive compensation.
Impact of Prior Equity Awards on Current Awards
          Each year, the Compensation Committee considers the potential impact of prior long-term equity incentive awards on future long-term equity incentive awards that will be granted under our current compensation arrangements. Since we do not provide a defined benefit pension plan, the future retirement needs of our Executive Managers and other employees will need to be satisfied in significant part based on their investments, including investments in our common stock. As a result, the Compensation Committee does not feel it is appropriate to limit future long-term equity incentive awards due to a strong historical stock price performance and would not expect to compensate employees with additional amounts when the value of prior long-term equity incentive awards decline.
Tax and Accounting Implications
          Financial Restatement
          The Board of Director’s policy is that the Compensation Committee, to the extent permitted by governing law, retains the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to our Executive Managers where the payment of such amounts was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by an individual.
          Tax Deductibility of Pay
          In conducting the compensation programs applicable to our Executive Managers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Tax Code of 1986, As Amended (The “Internal Revenue Code”), which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or any of their four other most highly compensated corporate officers who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.
          Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options granted under our stock incentive plan should not be limited by Section 162(m). Our stock incentive plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performance-based compensation under Section 162(m) and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to a restricted stock award are based solely upon the satisfaction of one of the performance criteria set forth in the stock incentive plan, then the compensation expense relating to the award should be deductible by us if the restricted stock award becomes vested. However, compensation expense deductions relating to a restricted stock award will be subject to the Section 162(m) deduction limitation if the award becomes vested based upon any other criteria set forth in the award (such as vesting based upon continued

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employment with us or upon a change of control). The restricted stock awards granted to our President and Chief Executive Officer in 2007, which are subject to vesting based on continued employment with us, will be subject to the Section 162(m) deduction limitation. In addition, the portion of total salary and bonus compensation that exceeds one million dollars for each of our President and Chief Executive Officer and our other Executive Managers does not so qualify and is subject to the limitation on deductibility under Section 162(m). As a result, we have in the past and may from time to time in the future, pay compensation amounts to our Executive Managers that are not deductible.
Policies Regarding Equity Awards
          Grant Timing
          The Compensation Committee does not time, nor has the Compensation Committee in the past timed, equity grants in coordination with the release of material non-public information. Instead, we grant equity at the time or times dictated by our normal compensation process as developed by the Compensation Committee.
          None of our employees have attempted to time long-term equity incentive award grants by making grant recommendations to the Compensation Committee. Our President and Chief Executive Officer is authorized to make requests to the Compensation Committee regarding awards for new professional personnel as part of the hiring process, to existing personnel who are promoted, or where market conditions could reduce our ability to retain key personnel. However, these are market driven occurrences and not timing issues, and our President and Chief Executive Officer only provides recommendations that may or may not be acted upon by the Compensation Committee.
          Stock Ownership Requirements
          Stock ownership guidelines have not been implemented by the Compensation Committee for our Executive Managers. However, we encourage our Executive Managers to participate in stock ownership. The Compensation Committee has elected not to impose a minimum ownership threshold for our common stock since our Executive Managers have historically shown their commitment to being substantial stockholders. Furthermore, the Compensation Committee does not want to limit our ability to attract new personnel. If circumstances change, the Compensation Committee will review whether stock ownership requirements are appropriate for our Executive Managers.
          Trading in the Company’s Stock Derivatives
          It is our policy that directors and all officers, including our Executive Managers, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock is also prohibited.
Change in Control Arrangements
          The Named Executive Officers have employment agreements that contain provisions for severance benefits in connection with defined termination events, such as a change-in-control or for any reason other than due to death, disability or cause. The Compensation Committee believes these change-in-control arrangements are consistent with our philosophy of providing compensation packages that are competitive with those offered by members of the Peer Group. Please read “—Other Potential Post-Employment Payments.”
Conclusion
          The Compensation Committee believes that the amounts and mix of the Named Executive Officers’ compensation components are fair and appropriate based upon the current market conditions and the goals that were achieved by us. Additionally, the Compensation Committee believes that the compensation package is consistent with our industry Peer Group.

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Compensation Committee Report
          The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2008 Proxy Statement.
COMPENSATION COMMITTEE,
Robert L. Ayers, Chairman
James M. Tidwell
Lisa W. Rodriguez
Thomas R. Bates, Jr.
Summary Compensation Table
          The following table provides certain summary information covering compensation paid or accrued during 2007 and 2006 to our chief executive officer and certain other executive officers (the “Named Executive Officers”).

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
				Awards (2)	Awards (2)	Compensation (3)	Earnings	Compensation (4)	Total
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	($)	($)	($)	($)	($)	($)
Gus D. Halas, President, Chief Executive Officer, and Chairman	2007	464,792	300,000	915,755	428,165	200,000	—	1,627,684	3,936,396
	2006	450,000	450,000	941,408	252,149	—	—	27,809	2,121,366
Michael T. Mino, Vice President and Chief Financial Officer	2007	171,600	—	—	127,336	23,310	—	24,071	346,317
	2006	165,550	15,000	—	61,997	42,900	—	24,362	309,809
Keith A. Klopfenstein, Vice President - Operations	2007	154,419	16,776	—	123,726	24,021	—	8,341	327,283
	2006	140,969	21,872	—	65,181	38,128	—	9,483	275,633

(1)	This column represents the annual discretionary bonuses paid for 2007 and 2006.

(2)	These columns represent the dollar amount recognized for financial statement reporting purposes with respect to the 2007 and 2006 fiscal years for the fair value of restricted stock and stock options granted to each of the named executives, in these years as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions, refer to Note 13 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008. The amounts reflected for Mr. Halas for 2007 reflect the immediate vesting of 66,667 unvested stock options and 75,000 unvested shares of restricted stock held by Mr. Halas in connection with the change of control of the Company during April 2007. For additional information on the valuation assumptions, refer to Note 12 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008.

(3)	This column represents the annual defined bonuses paid for 2007 and 2006.

(4)	Other Annual Compensation for 2007 for Mr. Halas consists of a change of control payment of $1,600,000, an automobile allowance of $12,000, $5,212 in club dues, $6,600 in Company matched 401(k) contributions, and $3,872 in medical and dental insurance allowances. For additional information on the change of control payment, refer to Note 12 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008. Other Annual Compensation for 2006 for Mr. Halas consists of an automobile allowance of $12,000, $5,455 in club dues, $6,600 in Company matched 401(k) contributions, and $3,754 in medical and dental insurance allowances. Other Annual Compensation for 2007 for Mr. Mino consists of an $11,465 automobile allowance, $4,111 in club dues, $4,623 in Company matched 401(k) contributions and $3,872 in medical and dental insurance allowances. Other Annual Compensation for 2006 for Mr. Mino consists of an $11,465 automobile allowance, $4,638 in club dues, $4,505 in Company matched 401(k) contributions and $3,754 in medical and dental insurance allowances. Other Annual compensation for 2007 for Mr. Klopfenstein consists of $4,469 in Company matched 401(k) contributions and $3,872 in medical and dental insurance allowances. Other Annual compensation for 2006 for Mr. Klopfenstein consists of $5,729 in Company matched 401(k) contributions and $3,754 in medical and dental insurance allowances.

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Grants of Plan-Based Awards
          The following table provides information about equity and non-equity awards granted to the Named Executive Officers during 2007.

								All Other	All Other
								Stock Awards:	Option Awards:		Grant Date
								Number of	Number of	Exercise or	Fair Value of
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Base Price	Stock and
		Non-Equity Incentive Plan Awards (1)			Equity Incentive Plan Awards			Stock or	Underlying	of Option	Options
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (2)	Options (3)	Awards	Awards (4)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ / Sh)	($)
Gus D. Halas	09/14/07	250,000	500,000	750,000	—	—	—	30,000	30,000	34.17	1,449,900

Michael T. Mino	02/07/07	25,900	51,800	77,700	—	—	—	—	25,000	21.13	223,750

Keith A. Klopfenstein	02/07/07	26,690	53,379	80,069	—	—	—	—	25,000	21.13	223,750

(1)	These columns show the 2007 potential range of bonuses under the defined bonus plan.

(2)	This column shows the number of restricted stock awards granted to Mr. Halas during 2007, pursuant to the terms of his Employment Agreement entered into on September 14, 2007. Of this amount, 10,000 shares were granted on September 14, 2007 and vest on September 14, 2008, provided Mr. Halas remains employed with the Company through this vesting date. The agreement also provides for two additional 10,000 share grants, to be granted on September 14, 2008 and 2009, respectively, and vest on September 14, 2009 and 2010, respectively, provided Mr. Halas remains employed with the Company through these dates. The two additional restricted stock awards of 10,000 shares each to be granted on September 14, 2008 and 2009 are included in the above schedule since they are considered granted for SFAS 123R purposes. For a description of Mr. Halas’ employment agreement, please read “Other Potential Post-Employment Payments.”

(3)	This column shows the number of stock options granted to the Named Executive Officers during 2007. The stock options vest and become exercisable ratably over three years.

(4)	This column shows the full grant date fair value of the stock options and restricted stock awards under SFAS 123R granted to the Named Executive Officers in 2007. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information on the valuation assumptions, refer to Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the Commission on March 12, 2008.
Outstanding Equity Awards at Fiscal Year-End
          The following table provides information on the current holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2007. This table includes unexercised and unvested stock option awards and unvested restricted stock awards. The vesting schedule of the stock options and restricted stock awards and the market value of the restricted stock awards is discussed above in the footnotes to the Grants of Plan-Based Awards table.

	Option Awards					Stock Awards
									Equity
									Incentive
			Equity					Equity Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#) (1)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#) (2)	($) (3)	(#)	($)
Gus D. Halas	100,000	—	—	6.28	4/30/13	—	—	—	—
	50,000	—	—	6.98	2/19/14	—	—	—	—
	100,000	—	—	12.31	1/12/16	—	—	—	—
	—	30,000	—	34.17	9/14/17	—	—	—	—
	—	—	—	—	—	30,000	1,025,100	—	—
Michael T. Mino	—	5,000	—	7.41	1/21/15	—	—	—	—
	—	16,667	—	12.31	1/12/16	—	—	—	—
	—	25,000	—	21.13	2/7/17	—	—	—	—
Keith A. Klopfenstein	10,000	—	—	6.98	2/19/14	—	—	—	—
	6,667	3,333	—	7.41	1/21/15	—	—	—	—
	8,333	16,667	—	12.31	1/21/16	—	—	—	—
	—	25,000	—	21.13	2/7/17	—	—	—	—

(1)	Stock options vest 33% per year over a three-year period.

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(2)	10,000 shares were granted on September 14, 2007 and vest on September 14, 2008, provided Mr. Halas remains employed with the Company through this vesting date. Mr. Halas’ employment agreement also provides for two additional 10,000 share grants, to be granted on September 14, 2008 and 2009, respectively, and vest on September 14, 2009 and 2010, respectively, provided Mr. Halas remains employed with the Company through these dates. The two additional restricted stock awards of 10,000 shares each to be granted on September 14, 2008 and 2009 are included in the above schedule since they are considered granted for SFAS 123R purposes. For a description of Mr. Halas’ employment agreement, please read “Other Potential Post-Employment Payments.”

(3)	This column represents the number of shares granted that have not vested multiplied by the closing stock price of $34.17 on the grant date.
Option Exercises and Stock Vested in Fiscal 2007
          The following table provides information about stock options exercised by or vesting of restricted stock awards for the Named Executive Officers during 2007.

	Option Awards			Stock Awards
	Number of Shares	Value Realized		Number of Shares	Value Realized
	Acquired on Exercise	on Exercise		Acquired on Vesting	on Vesting
Name	(#)	($)		(#)	($) (1)
Gus D. Halas	—	—		100,000	2,449,000

Michael T. Mino	70,938	2,506,802	(2)	—	—

Keith A. Klopfenstein	5,000	200,687	(3)	—	—

(1)	This column represents the number of vesting shares multiplied by the closing stock price on the vesting date.

(2)	Mr. Mino exercised options during 2007 for 70,938 shares at exercise prices ranging from $6.85 to $14.41, when the fair market value of the stock ranged from $45.39 to $46.79.

(3)	Mr. Klopfenstein exercised options during 2007 for 5,000 shares at an exercise price of $6.85, when the fair market value of the stock was $46.99.
Other Potential Post-Employment Payments
          As described herein, the Named Executive Officers have employment agreements that contain provisions for severance benefits in connection with defined termination events, such as a change of control or for any reason other than due to death, disability or cause.
          On September 14, 2007, we and Gus D. Halas, our Chairman, President and Chief Executive Officer, entered into an employment agreement with a three year term commencing on September 14, 2007. The agreement provides for an annual base salary of $500,000 and an annual bonus based on the achievement of performance goals to be established annually by the Board or a committee of the Board, in consultation with Mr. Halas. The annual bonus is targeted to equal 100% of Mr. Halas’ base salary, with a maximum bonus of 150% of his base salary. If our performance equals 115% of the performance goals, Mr. Halas will be entitled to a bonus at the 150% of base salary level. In addition, we granted Mr. Halas 10,000 shares of our restricted common stock pursuant to the Restricted Stock Award Agreement (as further discussed in Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008) and 30,000 stock options to purchase shares of our common stock pursuant to the Stock Option Agreement (as further discussed in Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 12, 2008). The employment agreement also provides for two additional restricted stock awards of 10,000 shares each and two additional stock option awards of 30,000 shares each to be granted on September 14, 2008 and September 14, 2009, respectively, for a total of an additional 20,000 shares of restricted stock and an additional 60,000 stock options. The additional restricted stock awards will vest on the first anniversary of their respective grant dates, and the additional options will vest in 1/3rd increments over three years, provided that Mr. Halas remains employed with us through these vesting dates. The employment agreement contains standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of the first anniversary of the date of termination or resignation or such time as Mr. Halas no longer receives any payments under the agreement. If Mr. Halas is terminated for any reason other than due to death, disability or cause (as defined in the employment agreement), we are required to pay Mr. Halas an amount equal to three times his annual base pay and bonus, equal

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to the average annual bonus pay for the prior two fiscal years of employment, and all stock options to purchase shares of our common stock and all restricted stock grants will become fully vested. In addition, if through our actions, Mr. Halas ceases to hold the title of Chairman, President or Chief Executive Officer, ceases to report directly to the Board, has any of his primary business responsibilities shifted to another employee that does not report directly to him or is transferred outside of Houston, Texas, and he resigns within 60 days after any of these events, the resignation will be deemed a termination without cause for purposes of the severance payments described above. Upon the occurrence of a change of control (as defined in the employment agreement), we are required to pay Mr. Halas an amount equal to three times his annual base pay and bonus, equal to the average annual bonus pay for the prior two fiscal years of employment, and all stock options to purchase shares of our common stock and all restricted stock grants will become fully vested; provided, that Mr. Halas will no longer be entitled to receive the severance payment described above in the event of his subsequent termination for any reason other than due to death, disability or cause.
          The employment agreement with Michael T. Mino, our Vice President and Chief Financial Officer is for a one-year term, commencing in March 2000, and is automatically renewed at the end of each calendar month so that the remaining term of the agreement is always one year. The employment agreement provides for an annual base salary of $148,000 for 2008. The agreement contains standard confidentiality covenants with respect to our trade secrets and non-competition covenants until the later of (i) the first anniversary of the date of termination or resignation or (ii) such time as Mr. Mino no longer receives any payments under the agreement. If Mr. Mino is terminated for any reason other than due to death, disability or cause (as defined in the employment agreement), we are required to make monthly severance payments for the remaining term of his employment equal to his monthly base salary on termination. If Mr. Mino is terminated, other than for cause, upon a change of control (as defined in the employment agreement), we are required to make monthly severance payments for two years from the date of his termination equal to his monthly base salary on termination. If within 18 months of a change of control transaction, Mr. Mino has a material demotion in his title or responsibilities or is transferred outside of Houston, Texas, and he resigns within 60 days after that demotion or transfer, the resignation will be deemed a termination without cause for purposes of the severance payments described above.
          On June 1, 2006, T-3 Management Services, L.P. (“T-3 Management”), our subsidiary, entered into the Fourth Employment Agreement with Keith A. Klopfenstein, Vice President of Operations, which has a two-year term ending on May 31, 2008. The employment agreement provides for an annual base salary of $168,000 for 2008 and contains standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of the first anniversary of the date of termination or resignation or such time as Mr. Klopfenstein no longer receives any payments under the employment agreement. If Mr. Klopfenstein is terminated for any reason other than due to death, disability or cause (as defined in the employment agreement), T-3 Management is required to make monthly severance payments equal to his monthly base salary on termination for the lesser of one year or the remaining term of his employment. In addition, if within 18 months of a change of control (as defined in the employment agreement) of us, Mr. Klopfenstein has a material demotion in his title or responsibilities or is transferred outside of Houston, Texas, and he resigns within 60 days after that demotion or transfer, T-3 Management is required to make monthly severance payments equal to his monthly base salary on termination for one year.

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PROPOSAL TWO — AMENDMENT AND RESTATEMENT OF OUR 2002 STOCK INCENTIVE PLAN
General
          At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend and restate our 2002 Stock Incentive Plan (the “Restated 2002 Plan”), to increase the number of shares of common stock authorized for issuance from 2,000,000 to 3,000,000. The Board unanimously approved the Restated 2002 Plan on March 28, 2008, subject to stockholder approval of the Restated 2002 Plan at the Annual Meeting. With respect to the number of shares of common stock authorized for issuance under the 2002 Plan, if the amendment is authorized, the first sentence of paragraph 1.4 of the Restated 2002 Plan would read as follows:
     “Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or stock options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares of Common Stock and, effective as of April 10, 2006, Two Million (2,000,000) Shares of Common Stock and, effective as of May 29, 2008, Three Million (3,000,000) Shares of Common Stock.”
          We believe that the approval of the Restated 2002 Plan is essential to the Company’s continued success. The Company’s employees are its most valuable assets. The Restated 2002 Plan provides for incentive awards that are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. To accomplish these goals, the Restated 2002 Plan permits the granting of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other types of incentive awards, some of which may require the satisfaction of performance-based criteria in order to be payable to the grantees.
Description of the Restated 2002 Plan
          The essential features of the Restated 2002 Plan and its operation are outlined below. The following general description of certain features of the Restated 2002 Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of the Restated 2002 Plan, which is included as Appendix A hereto.
          General. The Restated 2002 Plan affords the Company the ability to (i) encourage the commitment of selected key employees, consultants and non-employee directors, (ii) motivate superior performance of key employees, consultants and non-employee directors by means of long-term performance related incentives, (iii) encourage and provide key employees, consultants and non-employee directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (iv) attract and retain key employees, consultants and non-employee directors by providing competitive incentive compensation opportunities, and (v) enable key employees, consultants and non-employee directors to share in the long-term growth and success of the Company.
          The Restated 2002 Plan permits the Compensation Committee of the Board to administer the Restated 2002 Plan, to grant to key employees and consultants of the Company (or its parent or subsidiaries) any or all of the following: stock options (both incentive stock options and nonstatutory stock options), stock appreciation rights, restricted stock, restricted stock units and other stock-based or cash-based awards. The Restated 2002 Plan permits the Board to function as the Committee under the Restated 2002 Plan to grant any or all of the above awards to non-employee members of the Board (“Outside Directors”). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Restated 2002 Plan. In addition, the Restated 2002 Plan authorizes the Committee to provide for the payment of an amount necessary to pay the federal and state income tax payable with respect to incentive awards.
          Shares of Common Stock Authorized for Issuance. If the Restated 2002 Plan is approved by the Company’s stockholders, the number of shares of the Company’s common stock, par value $.001 per share, that may be delivered pursuant to awards granted under the Restated 2002 Plan that are granted wholly or partly in common stock (including rights or options that may be settled in common stock), may not exceed 3,000,000 shares of

26

common stock (subject to adjustment as provided in the Restated 2002 Plan), 1,000,000 of which may be granted pursuant to incentive stock options as described in Internal Revenue Code Section 422. Any shares subject to an award under the Restated 2002 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued, may again be used for awards under the Restated 2002 Plan. Shares of common stock granted pursuant to the Restated 2002 Plan may be either treasury shares, authorized, but unissued, shares, reacquired shares, or all of the above.
          Eligibility. Key employees and consultants of the Company (or its parent or subsidiaries) and Outside Directors of the Company are eligible to participate in the Restated 2002 Plan. The Committee will designate from time to time those employees, consultants and Outside Directors to be granted incentive awards under the Restated 2002 Plan. However, no consultants or Outside Directors are eligible for the grant of any incentive stock option. Further, no employee who owns or would own immediately before the grant of any incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or any subsidiary) is eligible for the grant of any incentive stock option. However, the restriction of the preceding sentence does not apply if, at the time an incentive stock option is granted, the exercise price is at least 110% of the common stock’s fair market value on the grant date and the incentive stock option by its terms is not exercisable after the expiration of five years from the grant date. In addition, in any calendar year, no covered employee described in Internal Revenue Code Section 162(m) and applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 1,000,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to any such covered employee cannot exceed $20,000,000.
          Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable incentive agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option by a participant to family members, trusts and entities owned by family members; provided, however, no such transfer is permitted if it would be considered a “listed transaction” under tax shelter authority issued by the Internal Revenue Service.
          Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;

•	Individuals who constitute the Board of Directors of the Company as of May 29, 2008, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the stockholders of the Company of a merger (unless the stockholders of the Company own more than 50% of the resulting entity (or its parent) and at least a majority of the members of the Board of Directors of the resulting entity (or its parent) were members of the Board of Directors of the Company) or the sale or other disposition of all or substantially all of the assets of the Company;

•	the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

•	any other event that a majority of the Board of Directors, in its sole discretion, determines to constitute a change in control for purposes of the Restated 2002 Plan.
          The Board of Directors may determine, in its discretion, that any of the events described above will not constitute a change in control for purposes of the Restated 2002 Plan.
          Award Agreements and Term. All awards under the Restated 2002 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable more than ten years from the grant date, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, 5 years from the grant date. In no event, however,

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may incentive stock options be granted after the expiration of ten (10) years from January 1, 2002, the original effective date of the Restated 2002 Plan.
          Stock Options. The Committee may, from time to time, and upon such terms and conditions not inconsistent with the Restated 2002 Plan as it may determine, grant stock options to a participant entitling such participant to purchase shares of common stock. Such grant may be of an option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code or a nonstatutory stock option not intended to so qualify. Each grant must specify the purchase price per share for exercising the option. The Committee will have the discretion to determine the exercise price of each nonstatutory stock option granted under the Restated 2002 Plan, but if the nonstatutory option is intended to qualify as performance-based compensation for purposes of section 162(M) of the Internal Revenue Code, the purchase price shall not be less than 100% of the fair market value of a share of common stock on the grant date. The exercise price of each incentive stock option must be equal to or greater than 100% (110% for 10% or greater stockholders) of the fair market value of a share of common stock on the grant date. To the extent that the aggregate fair market value of shares of common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, the options in excess of the $100,000 limit will be treated as nonstatutory stock options.
          Any grant of a stock option shall expire not more than ten years (5 years for incentive stock options to 10% or greater stockholders) from the grant date. Each grant must specify the period of continuous employment with the Company (or any subsidiary) and/or the achievement of any specific performance objectives that are necessary before the stock option will become exercisable, and may provide for the earlier exercise of the stock options in the event of a Change in Control of the Company or other similar transaction or event. In the event of the death or disability of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within one year after such death or disability or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the retirement of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within six months (three months in the case of any incentive stock option) after such retirement or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the termination of employment with the Company or service on the Board of Directors by the holder of a stock option other than due to death, disability, retirement or for cause, any then-outstanding vested stock option of such holder may be exercised at any time within 90 days after such termination or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. Finally, in the event of the termination of employment with the Company or service on the Board of Directors by a holder of any stock option for cause, all vested and non-vested stock options shall immediately expire and shall not be exercisable as of 12:01 a.m. on the date of such termination unless otherwise specified in the individual’s incentive agreement.
          The exercise price of any stock option is payable (i) in cash or by check acceptable to the Company; (ii) in the discretion of the Committee, by the actual or constructive transfer to the Company of shares of common stock owned by the exercising holder having a value at the time of exercise equal to the total exercise price of such option; (iii) in the discretion of the Committee, by the withholding of shares of common stock by the Company which would otherwise be acquired on exercise having an aggregate fair market value at the time of exercise equal to the total option price; or (iv) in the discretion of the Committee, by a combination of the foregoing payment methods.
          Stock Appreciation Rights. The Committee may grant stock appreciation rights subject to such terms and conditions and exercisable at such times as determined by the Committee and specified in the grantee’s incentive agreement. Upon the exercise of a stock appreciation right, the holder may receive cash, shares of common stock, or a combination thereof, the aggregate value of which equals the amount by which the fair market value per share of common stock on the date of exercise exceeds the exercise price of the stock appreciation right, less applicable withholdings. As specified in the individual incentive agreement, stock appreciation rights may become fully vested and immediately exercisable upon a Change in Control of the Company.
          Restricted Stock. An award of restricted stock involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock, generally in consideration of the performance of services. The participant may be entitled immediately to voting and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than, equal to, or greater than the fair market value of the shares on the grant date, as the Committee may determine as specified in the individual’s incentive agreement.

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          Restricted stock must be subject to one or more restrictions, including, without limitation, a restriction that constitutes a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee and/or a restriction on the participant’s dividend rights for the period during which the forfeiture provisions are in place. In order to enforce these restrictions, the transferability of restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. As specified in the participant’s incentive agreement, there may be a shorter period during which the restrictions are to apply in the event of the participant’s death, disability, or retirement, or a Change in Control of the Company.
          Restricted Stock Units. A participant may be granted restricted stock units which are intended to reward service or the accomplishment of one or more specific financial or non-financial performance objectives established by the Committee over a specified period. For each applicable period, the Committee shall establish the number of restricted stock units and their contingent values, which may vary depending on the degree to which any performance criteria are met. Restricted stock units may be paid in cash, shares of common stock or in any combination thereof, as specified in the individual’s incentive agreement. As also specified in the incentive agreement, the specified performance period may be subject to an accelerated termination, and the performance criteria thus deemed to be satisfied, in the event of a Change in Control of the Company.
          Other Awards. The Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or in cash. The terms and conditions of such other form of award will be specified by the Committee in the grantee’s incentive agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as specified in the incentive agreement.
          Performance-Based Awards. Awards may be granted under the Restated 2002 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash, or in a combination thereof, as specified in the incentive agreement. The incentive agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum and minimum settlement values. Performance goals set by the Committee may relate to profits, return measures, cash flows, earnings and other objective performance criteria, as set forth in the Restated 2002 Plan, that the Committee determines are appropriate for inclusion in the individual’s incentive agreement.
          Administration and Amendments. The Restated 2002 Plan is administered by the Compensation Committee of the Board of Directors, except with respect to matters involving the Outside Directors for which the Board of Directors will function as the Committee. The Committee is composed of at least two directors who qualify as “outside directors” under Internal Revenue Code Section 162(m) and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has the authority under the Restated 2002 Plan to delegate its duties and authority under the Restated 2002 Plan to designated officers or other employees of the Company pursuant to such conditions as the Committee may establish, but may not delegate its authority to grant awards under the Restated 2002 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the performance-based compensation exception under Internal Revenue Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
          The Committee is authorized to interpret the Restated 2002 Plan and related incentive agreements and other documents, to make grants to participants under any, or a combination of all, of the various categories of incentive awards that are authorized under the Restated 2002 Plan, to establish, amend and waive any rules and regulations relating to the Restated 2002 Plan, and to make all determinations necessary or advisable for the administration of the Restated 2002 Plan.
          The Board of Directors has the power and authority to terminate or amend the Restated 2002 Plan in any manner and at any time; provided, however, the Board may not, without the approval of stockholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the Restated 2002 Plan;

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•	amend the requirements as to the class of employees eligible to purchase common stock under the Restated 2002 Plan;

•	extend the term of the Restated 2002 Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Internal Revenue Code Section 162(m) or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
          In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Restated 2002 Plan shall not be amended without approval of the Company’s stockholders. No amendment to the Restated 2002 Plan may adversely affect any rights of a holder of an outstanding award under the Restated 2002 Plan without such holder’s consent.
          Adjustments. The maximum number of shares of common stock that may be issued or transferred under the Restated 2002 Plan, the number of shares of common stock covered by outstanding stock options, restricted stock and other incentive awards, and the exercise price and the kind of shares specified therein, are subject to adjustment by the Board of Directors to reflect any stock splits, stock dividends, spin-offs, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events.
Federal Income Tax Consequences
          The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the Restated 2002 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Restated 2002 Plan.
          Nonstatutory Stock Options. A participant receiving a nonstatutory stock option that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date will not recognize income, and the Company will not be allowed a deduction, at the time such an option is granted. When a participant exercises a nonstatutory stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following exercise of the option.
          Incentive Stock Options. Incentive stock options granted under the Restated 2002 Plan are intended to meet the definitional requirements of Internal Revenue Code Section 422 for “incentive stock options.” A participant receiving a grant of an incentive stock option will not recognize income, and the Company will not be allowed a deduction, at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company), but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such

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shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise (but not more than the amount realized on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) over the aggregate option price will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following exercise of the option). To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory options.
          Payment Using Shares. If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of the Company’s common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income tax treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.
          Stock Appreciation Rights. Participants will not realize taxable income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, a participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a stock appreciation right that equals the fair market value of such shares on the date of exercise. Subject to the discussion below under the caption “Certain Limitations on Deductibility of Executive Compensation”, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
          Restricted Stock Units; Other Stock Based Awards. A participant will not have taxable income at the time of grant of a restricted stock unit or other stock-based award, but rather will generally recognize ordinary compensation income at the time he or she receives common stock and/or cash in satisfaction of the award in an amount equal to the fair market value of the common stock and/or the amount of any cash received.
          A participant will be subject to withholding for federal, and generally state and local, income taxes at the time he or she recognizes income under the rules described above with respect to common stock or cash received. The tax basis in the common stock received by a participant will equal the amount recognized by him or her as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence at the time such compensation income is recognized.
          Subject to discussion below under the caption “Certain Limitations on Deductibility of Executive Compensation”, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
          Restricted Stock. Unless a participant makes the election described below with respect to restricted stock granted under the Restated 2002 Plan, a participant receiving a grant of such an incentive award will not recognize income, and the Company will not be allowed a deduction, at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and the Company will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture, over the amount paid, if any, by the participant for the award, will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be

31

short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the grant date. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the grant date over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits such award, no refund or deduction will be allowed for the amount previously included in the participant’s income.
          Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Internal Revenue Code Section 162(m) denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by our stockholders, we believe that the nonstatutory stock options, stock appreciation rights, and other performance-based awards granted under the Restated 2002 Plan should qualify for the performance-based compensation exception to Section 162(m).
          Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Restated 2002 Plan may constitute “deferred compensation” within the meaning of Internal Revenue Code Section 409A, a recently enacted provision governing “nonqualified deferred compensation plans,” effective for amounts deferred after December 31, 2004. Failure to comply with the requirements of Section 409A regarding participants’ elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties. The Restated 2002 Plan, if approved by stockholders, has been amended to comply with the applicable requirements of Section 409A.
ERISA
          The Company believes that the Restated 2002 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Restated 2002 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.
Awards Granted under the Restated 2002 Plan
          The grant of incentive awards under the Restated 2002 Plan to employees, consultants and Outside Directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Compensation Committee. All officers, employees and Outside Directors were eligible to participate in the Restated 2002 Plan.
Approval
          The adoption of the proposal to amend the Restated 2002 Plan requires the affirmative vote of the holders of a majority of the shares of outstanding common stock represented at the meeting, in person or by proxy, and entitled to vote on the Record Date. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Plan. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee will not have the authority to vote your shares.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE RESTATED 2002 PLAN WHICH HAS BEEN AMENDED AND RESTATED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER THE PLAN EFFECTIVE AS OF MAY 29, 2008.

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OTHER INFORMATION
Security Ownership of Certain Beneficial Owners and Management
          The table below sets forth certain information regarding the beneficial ownership of common stock at April 16, 2008, by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

Name of	Number of Shares	Percentage of
Beneficial Owner	Beneficially Owned(1)	Class
Copper Rock Capital Partners LLC 200 Clarendon Street, 51st Floor Boston, Massachusetts 02116 (2)	792,548	6.4%

TimesSquare Capital Management, LLC 1177 Avenue of the Americas, 39th FL New York, New York 10036 (3)	690,900	5.5%

Directors and Executive Officers:
Gus D. Halas (4)	367,000	2.9%
Michael T. Mino	—	*
Keith A. Klopfenstein (5)	44,999	*
James M. Tidwell (6)	27,170	*
Lisa W. Rodriguez (7)	3,146	*
Robert L. Ayers (8)	2,901	*
Thomas R. Bates, Jr. (8)	2,901	*
All directors and executive officers as a group (7 persons) (4) – (8)	448,117	3.5%

*	Less than 1%

(1)	Subject to community property laws where applicable, each person has sole voting and investment power with respect to the shares listed, except as otherwise specified. This table is based upon information supplied by officers, directors and stockholders beneficially owning more than 5% of our common stock and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Based on Schedule 13G filed with the SEC on February 7, 2008. Copper Rock Capital Partners LLC, as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E), reported a total aggregate amount beneficially owned of 792,548 shares, sole voting power of 792,548 shares, and sole dispositive power of 792,548 shares.

(3)	Based on Schedule 13G filed with the SEC on February 4, 2008. TimesSquare Capital Management, LLC, as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E), reported a total aggregate amount beneficially owned of 690,900 shares, sole voting power of 634,500 shares, and sole dispositive power of 690,900 shares.

(4)	Includes 110,000 shares of restricted stock and 250,000 shares that may be acquired upon the exercise of stock options that are exercisable within 60 days.

(5)	Includes 44,999 shares that may be acquired upon the exercise of stock options that are exercisable within 60 days.

(6)	Includes 2,170 shares of restricted stock and 25,000 shares that may be acquired upon the exercise of stock options that are exercisable within 60 days

(7)	Includes 3,146 shares of restricted stock.

(8)	Includes 2,901 shares of restricted stock.

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Securities Authorized for Issuance Under Equity Compensation Plans
          The following table provides information with respect to compensation plans under which our securities are authorized for issuance as of December 31, 2007:

Number of securities
remaining available for
future issuance under
	Number of securities		equity compensation
	to be issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities reflected in
	outstanding options	outstanding options	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,131,766	$20.27	444,662
Equity compensation plans not approved by security holders	—	$—	—

Total	1,131,766	$20.27	444,662
Independent Registered Public Accounting Firm
          No formal action is proposed to be taken at the Annual Meeting with respect to the continued employment of Ernst & Young LLP, the Company’s independent registered public accounting firm, and no such action is legally required. A representative of Ernst & Young LLP is expected to be at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees
          The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2007 and 2006 by the Company’s independent registered public accounting firm, Ernst & Young LLP:

	2007	2006
Audit Fees (a)	$2,381,932	$874,350
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,624	1,624

Total Fees	$2,383,556	$875,974

(a)	Represents fees for the annual audits and the reviews of the Company’s quarterly reports on Form 10-Q. 2007 and 2006 amounts also include $149,205 and $167,989, respectively, of professional fees related to the various registration statements filed during the years. Also, the 2007 amount includes $414,448 of professional fees related to due diligence procedures performed during the year.
          Effective May 6, 2003, the Audit Committee established a policy to pre-approve all audit, audit-related, tax and other fees for services proposed to be rendered by the Company’s independent registered public accounting firm prior to engagement of the firm for that service. The Audit Committee delegated to its Chairman the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and the associated fees, provided that the Chairman report any such pre-approvals to the full Audit Committee at its next regular meeting. Consideration and approval of such services for 2007 generally occurred in the regularly scheduled quarterly meetings of the Audit Committee.
          Pre-approved fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee. The Audit Committee previously specifically approved the 2007 annual audit and quarterly review fees.
          None of the fees paid to the independent registered public accounting firm under the categories Audit- Related, Tax and All Other Fees were approved by the Audit Committee pursuant to the de minimis exception established by the SEC.

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Compliance With Section 16(a) of the Exchange Act
          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the forms received by us, we believe that during 2007, all filing requirements applicable to our officers, directors and greater than 10% stockholders were timely met. However, due to administrative errors, six Form 4’s related to restricted stock and option grants for certain officers and members of our board of directors were filed late.
Certain Relationships and Related Transactions
          We lease certain buildings under noncancelable operating leases from employees of the Company. Lease commitments under these leases are approximately $1.2 million for 2008 through 2012. Rent expense to related parties was $0.1 million for the year ended December 31, 2007.
          We sell pressure control products to and perform services for our unconsolidated affiliate in Mexico, which is a joint venture between the Company and SYMMSA. The total amount of these sales was approximately $2.1 million for the year ended December 31, 2007, and the total accounts receivable due from the Mexico joint venture at December 31, 2007 was approximately $0.7 million.
          Any reportable transactions between related parties and us other than in the ordinary course of business will be reviewed and approved in advance by our Audit Committee.

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COST OF SOLICITATION
          We will bear the costs of the solicitation of our proxies in connection with the Annual Meeting. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, in person or by telephone or other means of communication. Our directors, officers and employees will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We are also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of common stock, and we will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.
STOCKHOLDER PROPOSALS
          We must receive proposals by stockholders intended to be presented at the 2009 Annual Meeting of Stockholders at 7135 Ardmore, Houston, Texas 77054, Attention: Richard M. Safier, for inclusion in our proxy statement and form of proxy relating to that meeting no later than December 26, 2008 unless the date of the 2009 Annual Meeting is changed by more than 30 days from May 29, 2009, in which case the deadline is a reasonable time prior to the time we begin to print and mail out proxy materials.
          A stockholder who wishes to make a proposal at the 2009 Annual Meeting of Stockholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of that proposal no sooner than December 26, 2008 and no later than February 24, 2009, and follow the procedures outlined in our Bylaws. If a stockholder wishes to nominate a person to be elected to the Board of Directors, such stockholder must notify us of such nomination no sooner than January 29, 2009 and no later than March 30, 2009 and follow the procedures outlined in our Bylaws. If, in either case, the date of the 2009 Annual Meeting is changed by more than 30 days from May 29, 2009, notice by the stockholder will be timely if delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. If a stockholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.
OTHER MATTERS
          Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.
          A copy of our 2007 Annual Report to Stockholders, which includes copies of our Annual Report on Form 10-K for the year ended December 31, 2007, accompanies this proxy statement.
By Order of the Board of Directors,
Richard M. Safier
General Counsel and Secretary
April 25, 2008

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Appendix A
T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
(As Amended and Restated Effective May 29, 2008)

i

T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
SECTION 1.
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Background and Purpose
     T-3 Energy Services, Inc., a Delaware corporation (“T-3”), entered into an Agreement and Plan of Merger, dated as of May 7, 2001, and as subsequently amended, by and among T-3, Industrial Holdings, Inc., a Texas corporation (“IHI”), and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (the “Merger Agreement”).
     Pursuant to the Merger Agreement, the parties entered into a business combination effected by a merger of T-3 into IHI, as a result of which the separate existence of T-3 ceased and IHI was the surviving corporation (the “Merger”). Immediately after the consummation of the Merger, IHI merged into a Delaware corporation which was a wholly owned subsidiary of IHI, and the subsidiary survived and its name was changed to T-3 Energy Services, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, the outstanding options to purchase T-3 Common Stock (collectively, the “T-3 Options”) were converted into stock options to purchase shares of the Company’s Common Stock pursuant to an exchange formula set forth in the Merger Agreement.
     T-3 had previously adopted the “T-3 Energy Services, Inc. 2000 Stock Option Plan” (the “T-3 Plan”). IHI had previously adopted the “Industrial Holdings, Inc. 1998 Incentive Plan” (the “IHI 1998 Plan”) and the “Industrial Holdings, Inc. 1994 Amended and Restated Incentive Stock Plan” (the “IHI 1994 Plan”).
     The outstanding T-3 Options at the time of the Merger were assumed under the IHI 1998 Plan at such time. Coincident with the assumption of the outstanding T-3 Options under the IHI 1998 Plan, the T-3 Plan was merged into the IHI 1998 Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding T-3 Options to the extent that specific terms of such agreements incorporate particular provisions of the T-3 Plan by reference.
     The Company amended and restated the IHI Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan” (the “Plan”), effective as of January 1, 2002 (the “Original Effective Date”), to reflect the reorganization of the plan sponsor and to incorporate various other amendments for the benefit of the Company and the participants in the Plan.
     Effective as of the Original Effective Date, the outstanding stock options under the IHI 1994 Plan (the “IHI 1994 Options”) were assumed under the Plan. Coincident with the assumption of the outstanding IHI 1994 Options under the Plan, the IHI 1994 Plan was merged into the Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding IHI 1994 Options to the extent that specific terms of such agreements incorporate particular provisions of the IHI 1994 Plan by reference.
     As of the Original Effective Date, all outstanding stock options that were previously granted by T-3 and IHI and assumed and continued under the Plan, as amended and restated, were made subject to the applicable terms and conditions of the Plan, as it may further be amended, and the individual stock option agreements for each such option grant.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective July 30, 2002, primarily to incorporate changes made by the Sarbanes-Oxley Act of 2002 which was effective July 30, 2002.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective January 1, 2005, primarily to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 1,000,000 to 2,000,000 shares effective April 10, 2006, and to incorporate changes required by Section 409A of the Code which was effective January 1, 2005.
     The Company hereby again amends and restates the Plan under the form of this plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective May 29, 2008 (hereafter the term “Plan” shall refer to this Plan document), to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 2,000,000 to 3,000,000 shares effective as of May 29, 2008.
     The purpose of the Plan is to foster and promote the long-term financial success of T-3 Energy Services, Inc. (the “Company”) and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Original Effective Date to the extent required by Code Section 422(b)(2).
1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (b) Board. The Board of Directors of the Company.
     (c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (d) CEO. The Chief Executive Officer of the Company.
     (e) Change in Control. Any of the events described in and subject to Section 6.8.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (g) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. T-3 Energy Services, Inc. a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Covered Employee . A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.
     (l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.
     (m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.
     The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) and (ii) current membership on the Board by an Outside Director.
     All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee in its discretion.
     (o) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (p) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.
     With respect to Stock Options and SARs, Fair Market Value shall be determined consistent with the requirements under Code Section 409A in order to satisfy the exception thereto for stock rights, but only to the extent inconsistent with the methods for determining Fair Market Value above.
     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.
     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.
     (v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.
     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
     (bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.
     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
     (dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.
     (ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.
     (ff) Plan. T-3 Energy Services 2002 Stock Incentive Plan, as amended and restated effective May 29, 2008, which is set forth herein and as it may be amended from time to time.
     (gg) Plan Year. The calendar year.
     (hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.
     (jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

     (kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.
     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes described in Section 6.6.
     (pp) Spread. The difference between the exercise price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
     (qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
     (tt) Supplemental Payment. Any amount, as described in Sections 2.5, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of

Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees who are 10% or greater shareholders pursuant to Section 1.7(b)).
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
     (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares of Common Stock and, effective as of April 10, 2006, Two Million (2,000,000) Shares of Common Stock and, effective as of May 29, 2008, Three Million (3,000,000) Shares of Common Stock. The number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be One Million (1,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:
     (a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.
     (b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Twenty Million Dollars ($20,000,000).
     (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts
     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(a)	Stock Option;

(b)	SAR;

(c)	Restricted Stock Award; and

(d)	A payout of a Restricted Stock Unit or Other Stock-Based Award in Shares.
     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option as provided in Section 2.3(a));
     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and
     (c) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).
1.6 Common Stock Available
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
     No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.
     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8 Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental Payments as described in Section 3, Restricted Stock Units and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.
SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.
2.2 Stock Option Terms
     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Nonstatutory Stock Option but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.
2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate

Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
     Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
     Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b)Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4 Stock Appreciation Rights
     (a) Grant. The Committee may grant Stock Appreciation Rights that are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
     (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.
     (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
     (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
2.5 Supplemental Payment on Exercise of Nonstatutory Stock Options
     The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs.
SECTION 3.
RESTRICTED STOCK
3.1 Award of Restricted Stock
     (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the T-3 Energy Services 2002 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and T-3 Energy Services, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of T-3 Energy Services, Inc.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
3.3 Delivery of Shares of Common Stock
     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.
3.4 Supplemental Payment on Vesting of Restricted Stock
     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.
SECTION 4.
OTHER STOCK-BASED AWARDS
4.1 Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares of Common Stock awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.
     In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award to a Grantee Restricted Stock Units that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A; therefore, during the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2 1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.
4.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.
     (c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
4.3 Supplemental Payment on Other Stock-Based Awards
     The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.
SECTION 5.
PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA
     As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):
(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth;

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory;

(l)	expense targets;

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency;

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality;

(s)	debt ratios (e.g., debt to equity and debt to total capital); and

(t)	working capital targets.
     Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.
     In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
     Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.
SECTION 6.
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1 Incentive Agreement
     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
6.2 No Right to Employment
     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
6.3 Securities Requirements
     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.4 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
6.5 Rights as a Shareholder
     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
6.6 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).
     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive

Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:
     (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or
     (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or
     (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.
The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
6.7 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.
     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:
     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this
Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.
     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
6.8 Change in Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
     (c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;
     (b) Individuals who, as of May 29, 2008, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 29, 2008 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;
     (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or
     (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.
     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.
     Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, then the term Change in Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and authoritative guidance issued thereunder which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition as determined by the Committee.
6.9 Exchange of Incentive Awards
     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).

6.10 Financing
     Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7.
GENERAL
7.1 Effective Date and Grant Period
     This Plan, as amended and restated effective May 29, 2008 except as otherwise provided herein, has been adopted by the Company, subject to the approval of the shareholders of the Company within one year from May 29, 2008, the effective date of the increase in Shares available for Incentive Awards under Section 1.4. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.
7.2 Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3 Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.
     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.
7.4 No Guarantee of Tax Consequences
     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5 Designation of Beneficiary by Participant
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company’s Human Resources Department, with a copy to the Committee, during the Grantee’s lifetime, and received and accepted by the Human Resources Department. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

7.6 Deferrals
     The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.
7.7 Amendment and Termination
     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
     (a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;
     (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;
     (c) extend the term of the Plan; or,
     (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.
     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.
7.8 Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9 Rule 16b-3 Securities Law Compliance for Insiders
     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10 Compliance with Code Section 162(m) for Publicly Held Corporation
     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11 Notices
     (a) Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
     (b) Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
7.12 Pre-Clearance Agreement with Brokers
     Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.
7.13 Successors to Company
     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
7.14 Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.

     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
7.15 Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.16 Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.17 Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of May 29, 2008.

T-3 ENERGY SERVICES, INC.

By:	/s/ Michael T. Mino

Name:	Michael T. Mino

Title:	Vice President

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Class I Director					FOR	AGAINST	ABSTAIN
		FOR the nominee listed at left	WITHHOLD AUTHORITY to vote for the nominee listed at left	2.	Proposal to amend and restate the 2002 Stock Incentive Plan to increase the number of shares available thereunder.	☐	☐	☐
	01 Gus D. Halas	☐	☐	3.	In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS I DIRECTOR, AND FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEE NAMED HEREIN, AND FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the proxy statement furnished herewith.

	Dated:	, 2008

Stockholder’s Signature

Stockholder’s Signature

PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

▲ FOLD AND DETACH HERE ▲

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Form of Proxy Card
T-3 ENERGY SERVICES, INC.
This Proxy is Solicited by the Board of Directors
For the Annual Meeting of Stockholders to be Held Thursday, May 29, 2008
      The undersigned stockholder of T-3 Energy Services, Inc. (the “Company”) hereby appoints Gus D. Halas and Michael T. Mino, or either one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of T-3 Energy Services, Inc. to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, TX 77079, on Thursday, May 29, 2008, at 10:00 a.m. (Houston Time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲
You can now access your T-3 Energy Services, Inc. account online.
Access your T-3 Energy Services, Inc. stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for T-3 Energy Services, Inc., now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
****TRY IT OUT****
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)
To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013
SIGNATURE: DATE: TIME:

(1)Registered Quantity (common) 340 Broker Quantity 100 (2)Registered Quantity (common) 120 (3)Registered Quantity (common) 120 (2)Color Stripe BLUE (3)Color Stripe RED